SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 April 17, 2007

                          GALES INDUSTRIES INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                    000-29245                    20-4458244
        --------                    ---------                    ----------
        State of                    Commission                   IRS Employer
        Incorporation               File Number                  I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
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                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On April 16, 2007 Gales Industries Incorporated, a Delaware corporation (the "Company") closed the acquisition (the "Sigma Acquisition") of all of the issued and outstanding capital stock of Sigma Metals, Inc. Additional information regarding the Sigma Acquisition can be found in the Company's press release filed herewith as Exhibit 99.1, as well as the Company's Current Reports on Form 8-K filed with the Securities and Exchange Commission January 3, 2007 and April 17, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

  Exhibit No.              Description
  -----------              -----------
      99.1                 Press Release issued by the Company on April 17, 2007


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 17, 2007

                                                   GALES INDUSTRIES INCORPORATED


                                                   By: /s/ Peter Rettaliata
                                                       -------------------------
                                                       Peter Rettaliata
                                                       Chief Executive Officer


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

                                  Exhibit Index

  Exhibit No.              Description
  -----------              -----------
      99.1                 Press Release issued by the Company on April 17, 2007


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